UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2011

Item 1. Report to Stockholders

SOURCE CAPITAL, INC.

2011

ANNUAL REPORT

for the year ended December 31

SUMMARY FINANCIAL INFORMATION

	For the year ended December 31,
	2011		2010
	Total Net Assets	Per Common Share	Total Net Assets	Per Common Share
Beginning of year	$577,534,615	$60.47	$490,042,573	$50.36
Net realized and unrealized gain on investments	$(24,569,211)	$(2.84)	$108,827,915	$12.58
Net investment income	1,900,091	0.22	4,162,812	0.48
Distributions to Preferred shareholders	(4,726,109)	(0.55)	(4,726,109)	(0.55)
Distributions to Common shareholders	(25,965,720)	(3.00)	(20,772,576)	(2.40)
Net changes during year	$(53,360,949)	$(6.17)	$87,492,042	$10.11
End of year	$524,173,666	$54.30	$577,534,615	$60.47

Common market price per share	$46.98		$53.20
Common market discount from net asset value	13.5%		12.0%
Preferred asset coverage	968%		1,066%
Preferred liquidation preference per share	$27.50		$27.50
Preferred market price per share	$34.71		$34.53

DESCRIPTION OF THE COMPANY

Source Capital, Inc., is a major diversified, publicly traded investment company with total net assets of approximately $524,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stock.

Source Capital has Common and Preferred shares outstanding, both of which are listed and traded on The New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The remainder of the Company's assets and income are available to the 8,655,240 shares of Common Stock outstanding.

Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

Source Capital is not a mutual fund. Thus, the Company does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in such transactions.

Source Capital's investment approach emphasizes primarily equity investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments are directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income. The rate is adjusted periodically in response to sustained changes in the net asset value, market conditions, and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. For federal income tax purposes, all distributions in excess of current year earnings will be taxable to shareholders as long as the Company continues to have accumulated earnings and profits from prior years.

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

2011 Investment Portfolio Returns

Total net assets of Source Capital amounted to $524,173,666 at December 31, 2011. After providing for Preferred Stock equity, Common equity amounted to $470,020,336 or $54.30 of net asset value per Common share. This compared with total net assets of $577,534,615, Common equity of $523,381,285, and net asset value per Common share of $60.47 one year ago. These changes reflect payments to Common and Preferred shareholders totaling $30,691,829. Source Capital recorded a negative total investment return during 2011 of 5.2% on its Common net asset value, reflecting the reinvestment of dividends and distributions.

Distributions to Common Shareholders

Source Capital's flexible distribution policy allows the Board of Directors to consider changes in net asset value when establishing the quarterly distribution rate. But this policy also provides for the flexibility to consider such other factors as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income, but not in excess of cumulative earnings.

The regular quarterly distribution on the Common shares of $0.75 per share was paid on December 15, 2011, to shareholders of record on November 25, 2011.

On February 6, 2012, the Board of Directors voted to reduce the current distribution rate by $0.05 a Common share and declared a regular quarterly distribution of $0.70 a Common share, payable March 15, 2012. Consistent with Source Capital's flexible distribution policy, this reduction primarily reflects the decline in net asset value for the year ended December 31, 2011, as well as our current assessment of, and expectations for, the market in 2012.

Market Prices and Shareholder Returns

In the long run, the future returns for Source Capital Common shareholders will depend primarily on how well we manage the firm's investment portfolio. The longer the period of time involved, the more important portfolio investment returns will be in determining shareholder returns. However, in the short run, changes in the market price of Source Capital Common shares can deviate from the underlying changes in net asset value causing market returns to be either enhanced or diminished.

The following table presents 2011 market returns for both Common and Preferred shareholders:

	Common Stock	Preferred Stock
Change in Market Value:
NYSE Closing Price — 12/31/2011	$46.98	$34.71
NYSE Closing Price — 12/31/2010	53.20	34.53
Net change in 2011	$(6.22)	$0.18
Distributions in 2011	3.00	2.40
Total return — Amount	$(3.22)	$2.58
Total return — Percent	(6.1)%	7.5%

Common shareholders who participated in the Company's Automatic Reinvestment Plan experienced a negative return of 6.3% during 2011. On a long-term basis, those shareholders who participated in the Automatic Reinvestment Plan during each of the 35 years since its inception experienced a positive annual compound rate of return of 14.3%.

Commentary

"Politics in the Driver's Seat"

At the start of 2012, the investment backdrop is little changed. Developed-country consumers, financial companies and governments over the last decade accumulated too much debt. The reduction of those borrowings is underway by the first two groups, but government debt continues to expand in most developed countries as economic growth and the accompanying tax receipts remain below trend. Significant challenges await in Europe and the U.S. in the year ahead. The outcome is largely in the hands of the politicians and central bankers. It would be an understatement to say their past records provide little comfort. We view the quality of the businesses in our portfolio as a form of protection against these uncertainties.

EU Reckoning Postponed, but Not Forgotten

Europe's leaders sought to deal with the crisis in 2011 by pushing for greater fiscal (tax and spending) integration and oversight. They believe that countries overseen by a proposed EU fiscal authority would be unable to undertake excess borrowing, which they think should provide comfort to the markets about future deficits. From our perspective, this idea offers no such assurance. Provisions in the Maastricht Treaty clearly limited government debt accumulation. Germany and France both violated them, and most of the other countries followed. No matter what enforcement mechanism is offered this time, we see no reason to expect a different outcome.

On top of failing to convince us that sovereign (government) debt problems cannot recur in the future, this anticipated EU fiscal compact will introduce the first major political hurdle of 2012, for its ratification will require popular votes in some countries. Practically, the voters in Ireland and potentially several other countries will face a referendum on the EU and the concept of further integration.1 EU history is littered with public rejections of initiatives increasing central authority at the expense of national sovereignty. A 'no' vote this time would likely cause markets to question the viability of the EU.

In the near term, pressure on EU politicians was eased by the European Central Bank's (ECB) extension of credit to Europe's banks in December and again in February 2012. These three-year loans served two purposes. First, they signaled that the ECB would not permit the undercapitalized banking system to collapse.2 Second, the capital infusion allowed the banks to buy short-dated government bonds, reducing interest rates and thereby market concerns about the cost of government financing. The ECB's actions postponed the reckoning for EU banks and governments yet did not resolve Europe's fundamental issue.3 Beyond these loan facilities, it is unclear what additional actions the ECB will take in 2012.

In addition to popular votes specifically held on the fiscal treaty change, the first round of French Presidential elections is scheduled for April. This will provide voters an indirect way of expressing their views on this proposal. A vote for Sarkozy will be seen as support for the plan. If another candidate is favored, the markets might question France's commitment to the plan's existing terms.

Attention Will Eventually Return to the U.S.

The U.S. has its own debt overhang issues. At the end of 2011, the gross government debt was 100% of GDP. We've written many times in the past that the practice of annually running outsized deficits that cause ballooning government debt levels has reached a critical stage. The European experience of 2011 clearly shows what happens when the markets will not lend money to governments on affordable terms. Once that point is reached, efforts to cut spending and raise taxes slow the economy, which makes the debt seem even less affordable. We are in very dangerous territory and need an immediate correction in course in order not to repeat Europe's recent experience on these shores.

Unfortunately, few in Washington, D.C., seem willing to act for the long-term good of the country. The election year makes it less likely that substantive reforms will occur. That means the choices made in the 2012 elections will have a significant impact on whether the necessary actions are taken. Negative market reaction is a real possibility if candidates opposed to improving our fiscal position are winners.

Against a backdrop of too much debt in the developed world, politics takes center stage in 2012. We cannot predict all the actions of politicians, central bankers and voters. But the combination of excess borrowings and their decisions is likely to produce significant market volatility.

Our Portfolio

As it is every year, our mantra is company quality. In ebullient markets we hope our companies' leadership positions are recognized, but when market sentiment darkens, we count on their high levels of profitability and modestly levered balance sheets to hold up better than most. As we begin 2012, these quality characteristics are evident when compared to the portfolio's Russell 2500 (R2500) benchmark. According to data from BNY Mellon, at the end of 2011, the Source equity portfolio had an ROE (return on equity) of 17.5% (compared to 12.5% for the R2500), gross debt (not including cash) of 58% of equity (94% for the R2500) and sold at a trailing P/E (price/earnings) ratio of 17x (compared to 20x for the R2500). We believe this combination of better quality at lower prices is a recipe for potential continued long-term outperformance versus the index.

Performance

For the fourth quarter Source increased 18%, a dramatic reversal of its 24% decline in the third quarter, but a continuation of the volatile environment we have seen for some time. The Source gain exceeded the benchmark Russell 2500 by almost four points and the S&P 500 by six and a half points.

For the full year 2011, relative performance was more of a challenge. Source was down a little over 5%, about three points worse than the two and a half point decline in the benchmark Russell 2500. The leaders during the year were definitely larger-cap companies. The S&P 500 was up 2%, six points ahead of the small-cap Russell 2000. The Dow Jones Industrials, an index long deserted by sophisticated investors, and dominated by big companies paying healthy dividends, provided a return of over 8%, almost 13 points better than the Russell 2000.

The table below shows performance for both Source and the benchmark Russell 2500 as well as leading large-cap indexes.

1  An Irish popular referendum is legally required for any change to the constitution. There will be pressure in France also to offer a referendum. In Germany, the 2011 constitutional court ruling will force parliamentary action or a public referendum. The Netherlands has a history of voting against EU expansion and will likely face popular demands for a vote.

2  To assist banks further, the ECB has continued to increase the range of acceptable assets that banks can pledge as collateral. From just under 30,000 in early December, the number of eligible assets was recently increased to over 37,000.

3  This issue is the enormous amount of variation in competitiveness among Europe's economies, which leads to large trade surpluses (Germany) and deficits (southern Europe). Without the possibility of currency adjustment, it will be nearly impossible for a deficit country to balance its budget when its banks and consumers are reducing their financial leverage. Markets have already signaled that government debt levels in Portugal, Italy and Spain are not acceptable in the long run. Until the deficits of these countries are structurally reduced, Europe's fundamental issue will be unresolved.

Source return comparisons measured over longer periods remain strong.

	Periods Ending December 31, 2011
	Fourth Quarter	One Year	Three Years	Five Years	Ten Years	Fifteen Years
Source	18.3%	(5.2)%	22.2%	2.1%	6.7%	10.2%
Russell 2500	14.5%	(2.5)%	18.4%	1.2%	6.6%	7.8%
S & P 500	11.8%	2.1%	14.1%	(0.2)%	2.9%	5.5%
Nasdaq	8.2%	(0.8)%	19.4%	2.4%	3.7%	5.4%

Company Discussion

We believe it useful to look at the portfolio's full year 2011 best and worst performers in greater-than-usual detail, both as a way of better understanding how we did last year as well as providing insight into the portfolio management process.

Starting with the winners, the following portfolio companies had the greatest percentage gains over the course of the year.

O'Reilly Automotive	+32%
Aggreko	32
Copart	28
Clarcor	17
FMC Technologies	17
Scan Source	13
Franklin Electric	12
Maxim Integrated Products	10

Looking at the big picture, what themes were most successful in 2011? Several ideas stand out.

•  First, size. Bigger was better, as we might have concluded from the strong performance of the Dow Jones average noted above. Three of the year's biggest winners (O'Reilly, Aggreko, and FMC) where among the four biggest market cap companies in the portfolio.

•  Next, relatively low exposure to the economic cycle was often rewarded, as the market continued to worry about the extent and speed of the recovery. Of the five biggest portfolio price increases, three companies have minimal cyclical exposure (O'Reilly, Copart, and FMC) while Aggreko and Clarcor were only moderately exposed to the cycle.

O'Reilly Automotive is one of the country's three leading auto parts retailers, along with Auto Zone and Advanced Auto.

O'Reilly was up 32% last year, and is Source's largest portfolio position at 9%. Most of the stock was purchased over a decade ago at an average price of $7.50 a share. The price at year end was $80.

From a fundamental business standpoint O'Reilly is a relatively low risk investment, with only modest exposure to the economic cycle. Although car usage occasionally declines, driven by either recession or high fuel prices, past impacts have not been severe. People need to use their cars, and they need to maintain them, to O'Reilly's benefit.

In addition to its nominal economic risk, as well as zero exposure to Europe, O'Reilly benefited from several company-specific factors. One, it continued to see sales and margin gains driven by its highly successful acquisition of CSK three years ago. And two, it has had significant increases in cash flow, driven by modestly slower store expansion, steadily improving working capital management, and modified store leasing practices, with the funds used for share repurchase.

We have sold O'Reilly shares periodically, mostly to trim position size. Mid-teens returns on equity and excellent reinvestment opportunities within the business have supported past earnings growth of close to 20%.

Aggreko operates two closely related businesses. First is short-term rental of power generating equipment, generally to meet temporary industrial needs. Second is the sale of power to supplement inadequate supply. This sometimes results from natural disasters (hurricane, earthquake) or special events (Olympics, World Cup), or, most important, endemic shortages in developing countries, the consequence of underinvestment in generating capacity.

Aggreko was first purchased about a year ago, at prices 30% lower than now. Though we are quite comfortable with our current 1% position, we will patiently await opportunities to increase it at lower price levels.

Although Aggreko's short-term rental business, generally located in economically developed regions, certainly has some cyclical risk, it has become the less important of the two businesses, while International Power Projects (IPP) is now dominant.

IPP is highly unusual in its tilt toward the poor but developing world for most of its business. Typical customers are in South Asia, Latin America, and Africa. In many of these countries relatively small but steady increases in demand for electric power (for cell phones, lighting, TV, refrigeration) meet with static supply, generally the result of inadequate investment. The root cause is selling power at prices that are too low or in diverting whatever cash flows there are to alternative uses.

Unfilled demand for alternative power has grown significantly over time, with ability to pay the true constraint on the market. Despite this, Aggreko has steadily increased its generating capacity and has grown earnings at rates approaching 20% annually for many years. Returns on capital have been very high.

We expect future investment opportunities for Aggreko to continue to be relatively unrestrained by the economic cycle.

Copart is one of the two leading operators of auctions for salvage vehicles—those crash-damaged beyond the point of economic repair.

Copart's stock price was up 28% last year. Over time, with both rising earnings and a modestly higher multiple, Copart's position, purchased in 2006, has grown to about 4% of the portfolio.

Our view of Copart's secure competitive position, improving reinvestment opportunities, and its relative imperviousness to the economic cycle, keeps us comfortable with its sizeable portfolio position.

The key aspect of the Copart story is the improving reinvestment opportunities the company is seeing in its business. It has increased the flow of vehicles going to its auctions, both by winning an exclusive contract with Allstate, and by convincing dealers, car lessors, etc., to send their high mileage but drivable vehicles to Copart, supplementing its normal diet of salvage vehicles.

Entering the U.K. market a few years ago with an acquisition, Copart added some additional assets and now is the market leader. This raises the hope that Copart could eventually expand to markets on the European continent as well, potentially doubling the size of its U.S.-only business.

Copart did a very large and highly accretive share repurchase about a year ago, reducing shares outstanding by 20% though at the cost of some balance sheet leverage. We take a positive view of this more aggressive balance sheet management.

FMC Technologies is the leading worldwide manufacturer of subsea trees, equipment that controls the flow of oil and gas from offshore wells.

FMC's stock price was up 17% last year and is currently about a 4% portfolio position. Our initial purchase was in 2008 at about $12 per share (current price = $50).

The company has improved its market share to over 50% in recent years, in part from its success in developing equipment that can perform tasks underwater, mostly oil-water and oil-gas separations, which previously could only be done at the surface. These technology advances have greatly improved the economics of many offshore projects.

The oil and gas industry has seen a steady increase in subsea activity over past decades, driven by worldwide economic growth and improving technology, permitting oil companies to develop resources not economically accessible in the past.

Although oil and gas exploration and production are influenced strongly by economic activity, in the short and medium term there may be little linkage, as large multi-year projects will often continue regardless of current oil prices or level of demand.

Turning now to the down stocks, the following portfolio companies had the largest percentage stock price declines over the course of the year.

Dolby	(54)%
Manpower	(43)
Life Technologies	(30)
Wabco	(29)
Carnival	(29)
L'Occitane	(27)
Bio Merieux	(25)
Sonova	(19)

In the case of four of these companies, (Dolby, L'Occitane, Bio Merieux and Sonova) our first purchase was during the course of 2011. Despite the very broad price decline these companies had during the year, by patiently waiting for buying opportunities at attractive prices, we were able to initiate and enlarge our positions in two of the four companies at lower average costs than year-end prices.

Moving to some of the larger positions, Life Technologies is a major provider of supplies and equipment for biotech research. At year-end 2011 it was Source's eighth largest position, at 4% of the equity portfolio. It declined 30% last year. Because of our already full position we did not add to our shares post decline.

The lower stock price was driven largely by concern about pressures on government-funded spending for life science research. In addition, the fiscal stimulus program was winding down, and the long-term malaise in new drug development continued.

We held a more sanguine view. Life's core business has been high margin and very stable. It has substantial cash flows and a low correlation with overall economic activity. Finally, it has demonstrated the ability to profit from research breakthroughs.

These positives became more evident in January. Early in the month it announced some very aggressive new products in its next-generation sequencing business. This improved its market position relative to its major competitor, Illumina. Then a few weeks later, Illumina became the target of a hostile tender offer from Roche, demonstrating the value of a next-generation franchise. The consequence of this improvement in sentiment was a strong gain in Life's stock price, up 10 points, or 24%, for the month of January and erasing 60% of its year 2011 decline.

Wabco is a worldwide leader in heavy truck components with an emphasis on safer braking systems. At year-end 2011, Wabco was Source's fifth largest position at 4.1%. It declined 29% last year. As was the case with Life Technologies, our relatively full position made us reluctant to add to our shares.

The market's concern was centered on Europe, Wabco's largest market. Also at issue was a possible slowing in the growth rate in some rapidly growing truck markets, especially China, India, and Brazil.

We continue to be enthusiastic about Wabco and its prospects. It has the leading market share in an oligopolistic industry. It combines both cyclical (U.S., Europe) and secular growth opportunities (BRIC countries—Brazil, Russia, India and China). Wabco strongly benefits from tighter government regulations, especially in safety. And finally, the company has been dramatically improving its operating margins.

Sentiment has improved in January, as Europe now appears likely to avoid a worst case outcome (at least for now). Wabco's stock is up about eight points or 20% for the month, erasing half of its year 2011 decline.

In the past, reader feedback to shareholder letters came in written form or over the telephone. While those methods are still welcome, we are now pleased to also receive comments at the email address, source@firstpacad.com.

Thank you for your continued support and trust.

Eric S. Ende

President and
Chief Investment Officer

February 6, 2012

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Nasdaq Composite Index is a market capitalization index comprised of over 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

December 31, 2011
(Unaudited)

Common Stocks		92.7%
Producer Durable Goods	20.6%
Retailing	19.0%
Business Services & Supplies	18.3%
Healthcare	14.2%
Energy	7.1%
Technology	5.6%
Transportation	5.0%
Entertainment	2.9%
Preferred Stocks		1.0%
Non-Convertible Bonds and Debentures		4.2%
Short-Term Investments		2.1%
Other Assets and Liabilities, Net		—
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Quarter Ended December 31, 2011
(Unaudited)

	Shares or Face Amount	Ownership at December 31, 2011
NET PURCHASES
Common Stocks
bioMérieux SA	38,787 shs.	60,187 shs.
Halma plc	276,057 shs.	976,057 shs.
L'Occitane International SA	1,400,000 shs.	1,875,000 shs.
Non-Convertible Securities
Office Depot, Inc. — 6.25% 2013	$2,440,000	$2,440,000
Quality Distribution, LLC — 9.875% 2018	$3,000,000	$3,000,000
Tube City IMS Corporation — 9.75% 2015	$1,000,000	$1,000,000
NET SALES
Common Stocks
Brady Corporation (Class A)	82,200 shs.	330,200 shs.
Convertible Security
Transocean Inc. — 1.5% 2037	$3,000,000	—

FEDERAL INCOME TAX INFORMATION

(Unaudited)

Calendar 2011

CASH Dividends and Distributions:

Date Paid	Amount Paid Per Share	(1) Ordinary Income Dividends	(2) Long-Term Capital Gain Distributions
PREFERRED STOCK:
03/15/2011	$0.60	$0.60	—
06/15/2011	0.60	0.60	—
09/15/2011	0.60	0.60	—
12/15/2011	0.60	0.60	—
TOTAL	$2.40	$2.40	—
COMMON STOCK:
03/15/2011	$0.75	—	$0.75
06/15/2011	0.75	—	0.75
09/15/2011	0.75	—	0.75
12/15/2011	0.75	—	0.75
TOTAL	$3.00	—	$3.00

The amounts in column (1) are to be included as dividend income on your tax return, and 94.6% of this amount is Qualified Dividend Income that qualifies for the 5% and 15% capital gains rates.

In accordance with the provisions of the Internal Revenue Code, the amounts in column (2) are long-term capital gain distributions and qualify for the 5% and 15% capital gains rates.

A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 2011 tax returns. For corporate shareholders, 94.6% of the amount in column (1) qualifies for the 70% corporate dividends received deduction. Source Capital did not elect to retain any undistributed long-term capital gains for the year ended December 31, 2011. Therefore, Common shareholders will not receive a Form 2439 for 2011.

Notice to Dividend Reinvestment Plan Participants:

The information above shows the cash distributions paid by Source Capital during 2011. When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

For the year ended December 31, 2011, none of the distributions paid was reinvested at a discount from the market price.

State Tax Information:

None of the amounts reported was derived from U.S. Treasury Securities.

Certain states have reduced tax rates for capital gains attributed to securities that meet certain holding periods. The following percentages should be applied to the amounts in column (2): 5.3% of these gains was derived from assets held from 1 to 2 years, 12.0% from 2 to 3 years, 22.3% from 3 to 4 years and 60.4% of these gains was derived from assets held more than 6 years.

PORTFOLIO OF INVESTMENTS

December 31, 2011

COMMON STOCKS	Shares or Face Amount	Value
PRODUCER DURABLE GOODS — 20.6%
Actuant Corporation (Class A)	365,300	$8,288,657
Franklin Electric Co., Inc.	261,100	11,373,516
Graco Inc.	457,900	18,723,531
HNI Corporation	594,133	15,506,871
IDEX Corporation	494,000	18,332,340
Rotork plc	24,651	739,671
WABCO Holdings Inc.	443,100	19,230,540
Zebra Technologies Corporation (Class A)*	444,600	15,907,788
		$108,102,914
RETAILING — 19.0%
CarMax, Inc.*	881,500	$26,868,120
L'Occitane International SA	1,875,000	3,765,375
O'Reilly Automotive, Inc.*	548,100	43,820,595
Signet Jewelers Limited	576,200	25,329,752
		$99,783,842
BUSINESS SERVICES & SUPPLIES — 18.3%
Aggreko plc	149,534	$4,689,132
Brady Corporation (Class A)	330,200	10,424,414
CLARCOR Inc.	292,300	14,612,077
Copart, Inc.*	397,300	19,026,697
Halma plc	976,057	5,013,712
Manpower Group	274,000	9,795,500
ScanSource, Inc.*	740,363	26,653,068
Spirax-Sarco Engineering plc	190,000	5,532,705
		$95,747,305
HEALTHCARE — 14.2%
bioMérieux SA	60,187	$4,306,187
Bio-Rad Laboratories, Inc. (Class A)*	170,900	16,413,236
Life Technologies Corporation*	479,198	18,645,594
Lincare Holdings Inc.	657,700	16,909,467
Sonova Holding AG	53,500	5,603,216
Varian Medical Systems Inc.*	48,600	3,262,518
VCA Antech Inc.*	477,900	9,438,525
		$74,578,743
ENERGY — 7.1%
FMC Technologies, Inc.*	356,200	$18,604,326
Noble Corporation	612,000	18,494,640
		$37,098,966
TECHNOLOGY — 5.6%
Dolby Laboratories, Inc. (Class A)	134,400	$4,100,544
Maxim Integrated Products, Inc.	358,000	9,322,320
Microchip Technology Incorporated	433,851	15,891,962
		$29,314,826
TRANSPORTATION — 5.0%
Heartland Express, Inc.	955,400	$13,652,666
Knight Transportation, Inc.	810,400	12,674,656
		$26,327,322
ENTERTAINMENT — 2.9%
Carnival Corporation (Class A)	456,600	$14,903,424
TOTAL COMMON STOCKS — 92.7% (Cost $346,238,496)		$485,857,342

See notes to financial statements.

PORTFOLIO OF INVESTMENTS

December 31, 2011

PREFERRED STOCKS — 1.0%	Shares or Face Amount	Value
REAL ESTATE INVESTMENT TRUST
CBL & Associates Properties, Inc.	100,000	$2,489,000
ProLogis Inc. (Series S)	120,000	2,853,600
TOTAL PREFERRED STOCK (Cost $5,726,454)		$5,342,600
NON-CONVERTIBLE BONDS AND DEBENTURES — 4.2%
Deluxe Corporation — 5.125% 2014	$2,000,000	$1,987,020
Helix Energy Solutions — 9.5% 2016	2,000,000	2,093,940
Kansas City Southern — 8% 2015	2,000,000	2,122,660
Nova Chemicals — 6.5% 2012	1,970,000	1,972,443
Office Depot, Inc. — 6.25% 2013	2,440,000	2,295,576
Quality Distribution, LLC — 9.875% 2018	3,000,000	3,097,500
Rock-Tenn Co. — 9.25% 2016	2,000,000	2,119,460
SPX Corporation — 7.625% 2014	2,000,000	2,199,900
Service Corporation International — 7.375% 2014	1,000,000	1,089,800
Stone Energy Corporation — 6.75% 2014	2,000,000	1,974,500
Tube City IMS Corporation — 9.75% 2015	1,000,000	1,007,500
TOTAL NON-CONVERTIBLE BONDS AND DEBENTURES (Cost $21,534,300)		$21,960,299
TOTAL INVESTMENT SECURITIES — 97.9% (Cost $373,499,250)		$513,160,241
SHORT TERM INVESTMENTS — 2.1% (Cost $11,079,006)
State Street Bank Repurchase Agreement — 0.01% 01/03/12 (Collateralized by $875,000 Face Amount U.S. Treasury Bond — 3.875% 2040, Market Value $1,056,563; and $9,855,000 Face Amount U.S. Treasury Note — 1.5% 2016, Market Value $10,249,200)	$11,079,000	$11,079,006
TOTAL INVESTMENTS — 100.0% (Cost $384,578,256)		$524,239,247
Other assets and liabilities, net — 0.0%		(65,581)
TOTAL NET ASSETS — 100.0%		$524,173,666

*  Non income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

	December 31, 2011
ASSETS
Investments at value:
Investment securites — at market value (cost $ 373,499,250) — Notes A and F	$513,160,241
Short-term investments — at amortized cost (maturities 60 days or less) — Notes A and F	11,079,006	$524,239,247
Cash		69
Receivable for:
Accrued interest	$418,913
Dividends	50,625	469,538
		$524,708,854
LIABILITIES
Payable for:
Advisory fees	$301,267
Accrued dividends — Preferred Stock	196,921
Accrued expenses	37,000	535,188
TOTAL NET ASSETS — December 31, 2011		$524,173,666
Assets applicable to Preferred Stock at a liquidation preference of $27.50 per share (asset coverage 968%) — Note C		$54,153,330
Net assets applicable to Common Stock — $54.30 per share		$470,020,336
SUMMARY OF SHAREHOLDERS' EQUITY
$2.40 Cumulative Preferred Stock — par value $3 per share; authorized 3,000,000 shares; outstanding 1,969,212 shares — Note C		$5,907,636
Common Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,655,240 shares — Note C		8,655,240
Additional Paid-in Capital		369,029,134
Undistributed net investment income		297,282
Undistributed net realized gains		623,383
Unrealized appreciation of investments		139,660,991
TOTAL NET ASSETS — December 31, 2011		$524,173,666
Common Stock net asset value per share		$54.30
Common Stock market price per share		$46.98

See notes to financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

INVESTMENT INCOME
Income
Dividends		$5,529,930
Interest		1,202,119
		$6,732,049
Expenses — Notes A and D:
Advisory fees	$3,836,213
Transfer agent fees and expenses	409,209
Directors' fees and expenses	167,575
Reports to shareholders	152,481
Taxes, other than federal income tax	90,086
Legal, audit and tax services	63,093
Custodian fees and expenses	50,599
Registration and filing fees	30,000
Insurance	15,895
Other expenses	16,807	4,831,958
Net investment income		$1,900,091
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities
(excluding short-term corporate notes with maturities 60 days or less)	$110,107,227
Cost of investment securities sold	85,016,312
Net realized gain on investments — Notes A and E		$25,090,915
Unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$189,321,117
Unrealized appreciation at end of year	139,660,991
Decrease in unrealized appreciation of investments		(49,660,126)
Net realized and unrealized loss on investments		$(24,569,211)
NET CHANGE IN TOTAL NET ASSETS RESULTING FROM OPERATIONS		$(22,669,120)

See notes to financial statements.

STATEMENT OF CHANGES IN TOTAL NET ASSETS

	For the year ended December 31,
	2011		2010
CHANGES IN TOTAL NET ASSETS
Operations:
Net investment income — Notes A and D	$1,900,091		$4,162,813
Net realized gain on investments — Notes A and E	25,090,915		23,978,461
Change in unrealized appreciation of investments	(49,660,126)		84,849,453
Change in total net assets resulting from operations		$(22,669,120)		$112,990,727
Distributions to Preferred shareholders — Notes A and C:
From net investment income	$(2,366,679)		$(4,709,617)
From net realized capital gains	(2,359,430)	(4,726,109)	(16,492)	(4,726,109)
Distributions to Common shareholders from net realized capital gains — Notes A and C		(25,965,720)		(20,772,576)
Net change in net assets		$(53,360,949)		$87,492,042
TOTAL NET ASSETS
Beginning of year		577,534,615		490,042,573
End of year		$524,173,666		$577,534,615

See notes to financial statements

FINANCIAL HIGHLIGHTS

Selected data for a share of Common Stock outstanding throughout each year

	Year ended December 31,
	2011	2010	2009	2008	2007
Common Stock:
Per share operating performance:
Net asset value at beginning of year	$60.47	$50.36	$34.61	$64.75	$64.81
Income from investment operations:
Net investment income	$0.22	$0.48	$0.25	$0.49	$0.55
Net realized and unrealized gain (loss) on investment securities	(2.84)	12.58	18.05	(26.58)	3.94
Total from investment operations	$(2.62)	$13.06	$18.30	$(26.09)	$4.49
Distributions to Preferred shareholders:
From net investment income	$(0.28)	$(0.55)	$(0.15)	$(0.53)	$(0.55)
From net realized capital gains	(0.27)	—	(0.40)	(0.02)	—
Distributions to Common shareholders:
From net investment income	—	—	—	—	(0.18)
From net realized capital gains	(3.00)	(2.40)	(2.00)	(3.50)	(3.82)
Total distributions	$(3.55)	$(2.95)	$(2.55)	$(4.05)	$(4.55)
Net asset value at end of year	$54.30	$60.47	$50.36	$34.61	$64.75
Per share market value at end of year	$46.98	$53.20	$43.04	$28.29	$60.08
Total investment return(1)	(6.3)%	30.0%	60.9%	(49.3)%	(5.5)%
Net asset value total return(2)	(5.2)%	26.0%	53.0%	(42.8)%	6.1%
Ratios/supplemental data:
Net assets at end of year (in thousands)	$524,174	$577,535	$490,043	$353,720	$614,585
Ratios based on average net assets applicable to Common Stock:
Expenses(3)	0.96%	0.98%	1.04%	0.97%	0.91%
Net investment income(3)	0.38%	0.92%	0.60%	0.95%	0.82%
Portfolio turnover rate	17.50%	12.59%	8.65%	19.43%	11.97%
Preferred Stock:
Total shares outstanding(4)	1,969,212	1,969,212	1,969,212	1,969,212	1,969,212
Asset coverage per share(4)	$266.18	$293.28	$248.85	$179.62	$312.10
Involuntary liquidation preference per share	$27.50	$27.50	$27.50	$27.50	$27.50
Average market value per share(5)	$34.60	$34.27	$31.05	$31.49	$32.55

(1)  Based on market value per share, adjusted for reinvestment of distributions.

(2)  Based on net asset value per share, adjusted for reinvestment of distributions.

(3)  Does not reflect the effect of dividend payments to Preferred shareholders.
  These ratios based on average total net assets are as follows:

	2011	2010	2009	2008	2007
Expenses	0.87%	0.88%	0.91%	0.87%	0.83%
Net investment income	0.34%	0.82%	0.52%	0.84%	0.75%

(4)  Information shown as of the end of the year.

(5)  The average of all month-end market values during each year.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

NOTE A—Significant Accounting Policies

Source Capital, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

1. SECURITIES VALUATION—The Company's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Company generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note F.

2. USE OF ESTIMATES—The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3. OTHER—Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis, and distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net investment income to average net assets do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B—Risk Considerations

Investing in the Company may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Company's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Company or the Company could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Company may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Company; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Company's investment adviser, First Pacific Advisors, LLC ("Investment Adviser"), generally results in the Company's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Company's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Company's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Company may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Company may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the Company's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Company having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The value of the Company's investments may also decline in response to events affecting the issuer or its credit rating. Lower rated debt securities in which the Company may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

NOTE C—Capital Stock

The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the option of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more. Preferred asset coverage was 968% at December 31, 2011.

The Company did not issue any shares of Common Stock under its Dividend Reinvestment Plan for Common and Preferred shareholders during the year ended December 31, 2011.

NOTE D—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement, the Company pays the Investment Adviser, monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

For the year ended December 31, 2011, the Company paid aggregate fees of $165,250 to all Directors who are not affiliated persons of the Investment Adviser.

NOTE E—Federal Income Tax

No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. The Company intends to maintain this qualification and to distribute to shareholders each year all of its taxable net investment income and taxable net realized gain on investments in accordance with the minimum distribution requirements of the Code.

Dividends and distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at December 31, 2011, were as follows:

Undistributed ordinary income	$297,282
Undistributed net realized gains	$810,184

The tax status of dividends and distributions paid during the fiscal years ended December 31, 2011 and 2010, were as follows:

	2011	2010
Dividends from ordinary income:
Preferred	$4,726,109	$4,726,109
Distributions from long-term capital gains:
Common	$25,965,720	$20,772,576

The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $95,514,836 during the year ended December 31, 2011. Realized gains and losses are based on the specific identification method.

The cost of securities was $373,686,051 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2011, for federal income tax purposes was $146,507,082 and $7,032,892, respectively, resulting in net unrealized appreciation of $139,474,190. As of and during the year ended December 31, 2011, the Company did not have any liability for unrecognized tax benefits. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Company did not incur any interest or penalties. The Company is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2008 or by state tax authorities for years ended on or before December 31, 2007.

During the year ended December 31, 2011, the Company reclassified $395,772 from undistributed net realized gains to undistributed net investment income to align financial reporting with tax reporting relating to differences in the methods used to amortize market discount.

NOTE F—Disclosure of Fair Value Measurements

The Company uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, and relationships observed in the markets among comparable securities. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith under guidelines adopted by the authority of the Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Company classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Company's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Company's investments as of December 31, 2011:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$485,857,342	—	—	$485,857,342
Preferred Stocks	5,342,600	—	—	5,342,600
Non-Convertible Bonds & Debentures	—	$21,960,299	—	21,960,299
Short-Term Investments	—	11,079,006	—	11,079,006
Total Investments	$491,199,942	$33,039,305	—	$524,239,247

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no significant transfers between Levels 1, 2, or 3 during the year ended December 31, 2011.

NOTE G—New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-03 "Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements." The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. These new pronouncements are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact these pronouncements may have on the Fund's financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF SOURCE CAPITAL, INC.

We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Company"), including the portfolio of investments, as of December 31, 2011, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Source Capital, Inc., as of December 31, 2011, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 13, 2012

Notice of Source of Distributions
(Unaudited)

Since the sources from which distributions are paid cannot be determined until the end of each fiscal year, the following information amends the statements forwarded to Preferred and Common shareholders with each distribution.

		Source of Distributions
Date Paid	Amount Paid Per Share	Net Investment Income	Net Realized Capital Gains
PREFERRED STOCK:
3/15/2011	$0.60	$0.38	$0.22
6/15/2011	0.60	0.28	0.32
9/15/2011	0.60	0.28	0.32
12/15/2011	0.60	0.28	0.32
	$2.40	$1.22	$1.18
COMMON STOCK:
3/15/2011	$0.75	$—	$0.75
6/15/2011	0.75	—	0.75
9/15/2011	0.75	—	0.75
12/15/2011	0.75	—	0.75
	$3.00	$—	$3.00

See page 8 for federal income tax information.

DIRECTORS AND OFFICERS

Name, Age & Address	Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Willard H. Altman, Jr. - (76)*	Director	Term: 1 Year Time Served: 13 Years	Retired. Formerly, until 1995, Partner of Ernst & Young LLP a public accounting firm.	7

Thomas P. Merrick - (74)*	Director	Term: 1 Year Time Served: 5 Years	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	7

Patrick B. Purcell - (68)*	Director	Term: 1 Year Time Served: 1 Year	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures.	5	The Ocean Conservancy and the Motion Picture and Television Fund

David Rees - (88)*	Director	Term: 1 Year Time Served: 43 Years	Private investor. Formerly President and Chief Executive Officer of the International Institute of Los Angeles. Formerly, until 1995, the Senior Editor of Los Angeles Business Journal.	1	International Institute of Los Angeles

Paul G. Schloemer - (83)*	Director	Term: 1 Year Time Served: 12 Years	Retired President and Chief Executive Officer (1984-1993) of Parker Hannifin Corporation.	1

Eric S. Ende - (67)	Director President & Chief Investment Officer	Term: 1 Year Time Served: 27 Years	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

Steven R. Geist - (58)	Executive Vice President and Portfolio Manager	Time Served: 15 Years	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1992 to 2006.

J. Richard Atwood - (51)	Treasurer	Time Served: 15 Years	Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki - (57)	Secretary	Time Served: 29 Years	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas - (54)	Chief Compliance Officer	Time Served: 17 Years	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler III - (44)	Assistant Treasurer	Time Served: 6 Years	Vice President and Controller of the Adviser since 2005.

Each of the above individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064.

* Audit committee member

Messrs. Altman, Merrick, and Purcell serve as members of the audit committee of certain investment companies managed by First Pacific Advisors, LLC ("FPA"), the Company's investment adviser. The Company's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

The Company's complete proxy voting record for the 12 months ended June 30, 2011, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Company's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2010, was submitted to the NYSE on May 4, 2011. The Company's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Company's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Additional information about the Company is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064-1550
(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(800) 279-1241 or (201) 329-8660
www.bnymellon.com/shareowner/equityaccess

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR  Common Stock
SOR+  Preferred Stock

DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common and Preferred Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). Mellon Bank, N.A. ("Agent") c/o Computershare, Investment Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938, acts as Agent for participants under the Plan.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
BNYM
11787

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064-1550

Item 2.                    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s senior executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr., a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                    Principal Accountant Fees and Services.

	2010	2011
(a) Audit Fees	$36,700	$37,500
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$7,150	$7,300
(d) All Other Fees	-0-	-0-

(e)(1)      Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)      Disclose the percentage of services described in each of paragraphs (b) — (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) — (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)          Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of all the independent directors of the registrant.  The members of the audit committee are: Willard H. Altman, Jr., Thomas P. Merrick, Patrick B. Purcell, David Rees and Paul G. Schloemer.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

POLICY

First Pacific Advisors, LLC (“Adviser”) acts as discretionary investment adviser for various clients, including SEC-registered closed-end and open-end investment companies (“RIC clients”) and separately managed accounts (including those governed under the laws and provisions of ERISA) (collectively referred to as client or clients).  The Adviser is authorized to vote proxies on behalf of its clients, unless a client specifically retains or delegates this authority to another party, in writing.  The Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies for clients, the Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  The Adviser will act in a prudent and diligent manner intended to enhance the value of the assets of the client’s account.

PURPOSE

The purpose of these Policies and Procedures is to enable the Adviser to comply with its fiduciary responsibilities to clients and the requirements under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the Investment Company Act of 1940, as amended (“1940 Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

PROCEDURES

The Adviser is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests.  Although many proxy proposals can be voted in accordance with the Adviser’s guidelines (see “Guidelines” below), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser make an exception to the Guidelines.

CONFLICTS OF INTEREST

Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, the Adviser will resolve such a conflict in the manner described below:

Vote in Accordance with the Guidelines.  To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

Obtain Consent of Clients.  To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, the Adviser will abstain from voting the securities held by that client’s account.

The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process.  All material conflicts of interest so identified by the Adviser will be addressed as above.  Matters to be reviewed include: (i) whether the issuer of the portfolio security to be voted, or an affiliate or employee group of the issuer, is a client of the Adviser; (ii) whether the Adviser has made or is actively considering a business proposal to provide services to the issuer or an affiliate or employee group of the issuer; (iii) whether the Adviser has any other material business relationship with the issuer or an affiliate of the issuer; (iv) whether an officer or director of the Adviser or the portfolio manager responsible for recommending the proxy vote is a close relative or has a personal or business relationship with an executive, director or director candidate of the issuer or is a participant in a proxy contest; and (v) whether there is any other business or personal relationship where the portfolio manager has a personal interest in the outcome of the matter to be voted upon.

LIMITATIONS

In certain circumstances where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received.  The following are some, but not all, circumstances where the Adviser will limit its role in voting proxies:

Client Maintains Proxy Voting Authority.  Where the client has instructed the Adviser in writing, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by the Adviser, it will promptly be forwarded to the client or a specified third party.

Terminated Account.  Once a client account has been terminated with the Adviser in accordance with the investment advisory agreement, the Adviser may refrain from voting any proxies received after the termination.  However, the client may specify in writing who the proxies shall be forwarded to.

Securities No Longer Held.  The Adviser may refrain from voting proxies received for securities which are no longer held by the client’s account.

Securities Lending Programs.  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where the Adviser determines that a proxy vote is materially important to the client’s account, the Adviser may recall the security for purposes of voting.

PROCEDURES FOR VOTING

Proxies and annual or other reports received by the Adviser for issuers in clients’ accounts under management are promptly forwarded to the appropriate portfolio manager, who votes the proxy and returns it to the operations department to process the votes.

When voting telephonically.  The telephone number on the proxy is called and voted, verification of the vote is made after all proposals have been voted, the date of the telephone call is noted on the proxy and filed in the account’s file.  Note of the date of the telephone call is also made on the cross-reference report and filed alphabetically in a binder by issuer.

When voting manually.  Sign and date after manually checking each proposal being voted and send through the regular postal service.  A copy of the proxy is filed in the account’s file.

Note of the date of mailing is also made on the cross reference report and filed alphabetically in a binder by issuer.

When voting electronically.  Go online and vote each proxy as designated.  A confirmation is then returned through e-mail.  These confirmations are printed and are then filed with the proxy in the account’s file.  Note of the date of voting is also made on the cross reference report and filed alphabetically in a binder by issuer.

If there is a disagreement as to how a proxy is to be voted, it is the responsibility of the portfolio managers of the Adviser to discuss and substantiate their voting.  See Guidelines below for further explanation of standard voting procedures.

RECORD KEEPING

In accordance with the Rules under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rules the following information:

1.     these proxy voting policies and procedures, and all amendments thereto;

2.     all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records);

3.     a record of all votes cast on behalf of clients;

4.     records of all client requests for proxy voting information;

5.     any documents prepared by the Adviser that were material in making a decision and/or used as the basis for the decision; and

6.     all records relating to requests made to clients regarding conflicts of interest in voting the proxy.  These requests will be kept in the client proxy file.

The Adviser will disclose its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser.  The Adviser will prepare all the information required to be filed by its RIC clients on Form N-PX with the Securities and Exchange Commission.

GUIDELINES

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting proposals contained the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:		Oppose

	1.	Proposals to stagger board members’ terms;
	2.	Proposals to limit the ability of shareholders to call special meetings;

	3.	Proposals to require super majority votes;
	4.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
	5.	Proposals regarding “fair price” provisions;
	6.	Proposals regarding “poison pill” provisions; and
	7.	Permitting “green mail.”

2.	Providing cumulative voting rights		Oppose

3.	“Social issues,” unless specific client guidelines supersede		Oppose

4.	Election of directors recommended by management, except if there is a proxy fight		Approve

5.	Election of independent auditors recommended by management, unless seeking to replace if there exists a dispute over policies		Approve

6.	Date and place of annual meeting		Approve

7.	Limitation on charitable contributions or fees paid to lawyers		Approve

8.	Ratification of directors’ actions on routine matters since previous annual meeting		Approve

9.	Confidential voting		Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises

10.	Limiting directors’ liability		Approve

11.	Eliminate preemptive right		Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict managements’ ability to raise new capital

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution

12.	Employee Stock Purchase Plan	Approve

13.	Establish 401(k) Plan	Approve

14.	Pay director solely in stocks	Case-by-case

15.	Eliminate director mandatory retirement policy	Case-by-case

16.	Rotate annual meeting location/date	Case-by-case

17.	Option and stock grants to management and directors	Case-by-case

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested	Case-by-case

19.	Sale of assets, divisions, product rights, etc.	Case-by-case

20.	Other business that may arise at the annual meeting	Case-by-case

21.	Other issues not included on this list	Case-by-case

NOTICE TO CLIENTS OF FIRST PACIFIC ADVISORS, LLC

REGARDING PROXY VOTING POLICIES AND PROCEDURES

Unless specifically noted otherwise in writing by the Client, First Pacific Advisors, LLC (“Adviser”) retains all authority and responsibility to vote proxies for any stocks held in Accounts under its management.

In accordance with Rule 207.206(4)-6 of the Advisers Act of 1940 with respect to proxy voting procedures of the Adviser, we are hereby notifying you of your right to obtain information about our proxy voting policy and procedures, including how we vote shares held in your Account.  If at any time you would like information on our proxy voting policy and procedures, you may send a request in writing to J. Richard Atwood, Chief Operating Officer, First Pacific Advisors, LLC, 11400 West Olympic Boulevard, Suite 1200, Los Angeles, CA 90064, or fax your request to (310) 996-5450, or by e-mail to atwood@firstpacad.com

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)      Eric S. Ende and Steven R. Geist are primarily responsible for the day-to-day management of the registrant.

Mr. Ende has been the President, Chief Investment Officer and Director of the registrant for more than the past five years and Partner of the Adviser since October 2006.  Mr. Ende also serves as Director, President and Portfolio Manager of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc., and as Vice President of FPA Capital Fund, Inc., FPA New Income, Inc., FPA Funds Trust’s FPA Crescent Fund for more than the past five years, and FPA Funds Trust’s FPA International Value Fund since December 2011. Mr. Ende served as Senior Vice President of First Pacific Advisors, Inc. from December 1994 to September 2006.

Mr. Geist has been the Executive Vice President and Portfolio Manager of the registrant since November 2006, and Partner of the Adviser since October 2006.  Mr. Geist also serves as Executive Vice President and Portfolio Manager of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc. for more than the past five years. Mr. Geist served as Senior Vice President and Fixed-Income Manager of the registrant from November 1999 to November 2006, and Vice President of the First Pacific Advisors, Inc. from December 1994 to September 2006.

FPA Capital Fund, Inc., FPA Funds Trust’s FPA Crescent Fund, FPA Funds Trust’s FPA International Value Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. are registered investment companies managed by the Adviser.

(a)(2)      The Portfolio Managers, Eric S. Ende and Steven R. Geist, are also responsible for the day-to-day management of one open-end investment company, one open-end investment company with two officers of the investment adviser, and two other accounts, with total aggregate assets of $501 million at December 31, 2011. None of these accounts have an advisory fee based on the performance of the account. The Adviser does not believe any material conflicts of interest exist as a result of the Portfolio Managers managing the registrant and the other accounts noted above. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell identical securities for several clients managed by the Adviser. The Adviser may aggregate orders for its client accounts for the same security where concurrent decisions are made to purchase or to sell identical securities for several clients managed by the Adviser and such aggregation will generally result in more favorable net results for its clients. In these cases, the Adviser will allocate the securities or proceeds arising out of those transactions (and the related expenses) on an average price basis among the various participants. While the Adviser believes combining orders in this way will, over time, be advantageous to all participants, in particular cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by any one client. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

(a)(3)      Compensation of the Adviser’s Portfolio Managers is primarily through participation in the Adviser’s revenues and profits. The participation in revenues and profits is primarily based on the revenues received on the assets managed by those Portfolio Managers, including the Fund’s assets, and partly based on the overall profitability of the Adviser. This participation has both fixed and variable components. The variable participation is based upon the Adviser’s assessment of the Portfolio Managers’ performance in a number of key areas including product management and business development, succession planning and team building, identity, and long term performance. In addition, the Adviser further provides for a discretionary bonus that can be allocated to any member of the firm, including Portfolio Managers who are equity owners, in order to recognize outstanding achievements in any given year. In addition, for Portfolio Managers who are equity owners of the Adviser, the value of their ownership interest is dependent upon their ability to effectively manage their business over the long term. The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

(a)(4)      The dollar value of shares of Common Stock of the registrant owned at December 31, 2011 by Mr. Ende was between $100,001 and $500,000 and by Mr. Geist was between $10,001 and $50,000.

(b)           Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)      Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

(a)(2)      Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)      Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: February 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: February 17, 2012

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: February 17, 2012